Exhibit 99(j)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” and “Other Information” in the Prospectuses and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,007 and No. 2,011 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of Market Vectors ETF Trust and to the incorporation by reference of our reports dated June 22, 2015 on CEF Municipal Income ETF, High-Yield Municipal Index ETF, Intermediate Municipal Index ETF, Long Municipal Index ETF, Pre-Refunded Municipal Index ETF, Short High-Yield Municipal Index ETF and Short Municipal Index ETF (seven of the investment funds constituting the Market Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2015.

Ernst & Young LLP

New York, NY

August 24, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” and “Other Information” in the Prospectuses and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,007 and No. 2,011 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of Market Vectors ETF Trust and to the incorporation by reference of our reports dated June 22, 2015 on Fallen Angel High Yield Bond ETF, Investment Grade Floating Rate ETF, Treasury-Hedged High Yield Bond ETF, BDC Income ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Emerging Markets Local Currency Bond ETF and International High Yield Bond ETF (ten of the investment funds constituting the Market Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2015.

Ernst & Young LLP

New York, NY

August 24, 2015

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” and “Other Information” in the Prospectus and “Counsel and Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information in Post-Effective Amendment No. 2,007 and No. 2,011 to the Registration Statement (Form N-1A, No. 333-123257 and No. 811-10325) of Market Vectors ETF Trust and to the incorporation by reference of our reports dated June 22, 2015 on ChinaAMC China Bond ETF (one of the investment funds constituting the Market Vectors ETF Trust) included in the Annual Report to Shareholders for the fiscal year ended April 30, 2015.

Ernst & Young LLP

New York, NY

August 24, 2015